                                                                    EXHIBIT 10.1


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 18, 2003, is made among HORNBECK OFFSHORE SERVICES, LLC, a Delaware limited liability company ("HOS"); HORNBECK OFFSHORE TRANSPORTATION, LLC, a Delaware limited liability company formerly known as LEEVAC Marine, LLC ("HOT"; HOS and HOT are sometimes referred to herein collectively as the "Borrowers" and individually as a "Borrower"); HIBERNIA NATIONAL BANK, a national banking association, as agent (in such capacity, together with its successors and assigns in such capacity, the "Agent"); and the lenders listed on the signature pages hereof (the "Banks"), which agree as follows:

                              W I T N E S S E T H:

         WHEREAS, Borrowers, Banks and Agent are party to that certain Credit Agreement dated as of December 31, 2001 (as previously amended by the First Amendment to Credit Agreement dated February 25, 2002, the "Original Credit Agreement"; the Original Credit Agreement, as amended hereby, is hereinafter referred to as the "Credit Agreement") pursuant to which the Banks agreed to lend money to Borrowers upon and subject to the terms and conditions thereof;

         WHEREAS, capitalized terms used herein without definition shall have the respective meanings given them in the Original Credit Agreement;

         WHEREAS, Borrowers, Banks and Agent desire to amend the Original Credit Agreement as set forth herein, subject to the terms and conditions hereof;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Banks and Agent hereby agree as follows:

         1. Subject to Section 4 hereof, the Original Credit Agreement is hereby amended as follows:

                  (a) Section 1.02 is hereby amended by deleting the definition of Borrowing Base set forth therein and substituting therefor the following new definition of such term:

                                    "Borrowing Base" shall mean Fifty Million
                           and No/100 ($50,000,000.00) Dollars. Any increase or decrease in the Borrowing Base is subject to unanimous written approval of the Banks and, in addition, compliance, demonstrated to Agent's satisfaction, by the Guarantor and the Borrowers with
                           Section 5.17 and 5.18 hereof and applicable provisions of the Indenture (including without limitation, to the extent applicable, compliance with the Consolidated Interest Coverage Ratio test at
                           Section 4.09 of the Indenture).


                  (b) Section 1.02 is hereby amended by adding the following new defined terms as alphabetically appropriate:

                                    "HOS-IV" shall mean HOS-IV, LLC, a Delaware
                           limited liability company.

                                    "HOS-IV Guaranty" shall mean the Guaranty
                           Agreement dated as of June 26, 2003 by HOS-IV in favor of the Agent, for the ratable benefit of the Banks, as it may from time to time be amended, modified, supplemented or restated.

                                    "HOS-IV Vessels" shall mean the CANDY TRADER
                           (O.N. 1059198), the CANDY VOYAGER (O.N. 1065076), the
                           CANDY EXPRESS (O.N. 1069398), CANDY EXPLORER (O.N. 1076230), and the CANDY PIONEER (O.N. 1091418).
                           Concurrently with the acquisition thereof by HOS-IV, such HOS-IV Vessels are to be renamed HOS TRADER, HOS VOYAGER, HOS EXPRESS, HOS EXPLORER and HOS PIONEER, respectively.


                  (c) Article 4 is hereby amended by adding the following new
Section 4.20 after Section 4.19:

                                    Section 4.20 HOS-IV. Guarantor directly owns
                           all of the equity of HOS-IV, free and clear of any Lien. In furtherance of the requirements under
                           Section 3.01 hereof, HOS-IV is a Guarantor
                           Subsidiary.


                  (d) Schedule 1 is hereby deleted in its entirety and there is substituted therefor the Schedule 1 attached hereto.

         2. Subject to Section 4 hereof, (i) in furtherance of the requirements set forth in Section 4 hereof and in accordance with the definition of HOS Vessels, the parties acknowledge and agree that the HOS STORMRIDGE (O.N. 1124421) and the HOS SANDSTORM (O.N. 1124424) (collectively, the "Additional HOS Vessels") are HOS Vessels, (ii) all references in the Credit Agreement to "Collateral Documents" shall include, without limitation, the HOS-IV Guaranty, and (iii) the Agent and the Required Banks hereby agree that the acquisition of the HOS-IV Vessels and the CANDY MARINER (O.N. 1083977) (to be renamed by HOS-IV upon acquisition thereof) and the construction for HOS by LEEVAC Industries, LLC ("Leevac") of the four (4) deepwater offshore supply vessels under HOS's newbuild program announced in April 2002 (namely, the HOS BLUEWATER, the HOS GEMSTONE, the HOS GREYSTONE and the HOS SILVERSTAR, formerly or currently Leevac's hull numbers 333, 334, 335 and 336, respectively) shall not be counted under subsection 8.01(o) of the Credit Agreement as capital expenditures thereunder.

         3. The Original Credit Agreement shall be deemed amended to the extent necessary to give effect to the foregoing. Except as amended hereby, the Original Credit Agreement shall remain in full force and effect.

         4. As conditions precedent to the effectiveness of this Amendment, (i) all representations and warranties set forth in the Credit Agreement shall be true and correct as of the date hereof and on the date of the effectiveness of this Amendment determined in accordance with this Section 4 (other than those representations and warranties that are, by their specific items, limited in application to a specific date before the date of this Amendment), (ii) Borrowers shall have paid or caused to be paid all costs and expenses incurred by Agent and Banks, or otherwise agreed by Borrowers to be paid, through the date hereof, (iii) Borrowers shall have paid the fees required to be paid through the date hereof, and (iv) Agent and Banks shall have received the following on or before July 15, 2003, all of which shall be in form and substance satisfactory to the Agent and in sufficient counterparts:

                  (A) Duly executed counterparts of this Amendment signed by all parties hereto.

                  (B) Duly executed counterparts of (1) a supplement to the HOS Fleet Mortgage and an amendment to the HOS Security Agreement, each signed by HOS and adding to the coverage thereof first priority liens in favor of the Agent, for the ratable benefit of the Banks, on the Additional HOS Vessels and related assets (and the amendment to the HOS Security Agreement shall be considered authorization for recordation of an amendment to the underlying financing statement to add the Additional HOS Vessels and related assets), and (2) the HOS-IV Guaranty by HOS-IV, as required under Section 3.01 of the Credit Agreement.

                  (C) The duly executed certificate of the Secretary of HOS-IV setting forth (i) resolutions of its managers in form and substance satisfactory to the Agent with respect to the authorization of the Loan Documents to which it is a party and the transactions contemplated by the Credit Agreement and such other Loan Documents; (ii) the names and true signatures of the officers or other persons authorized to sign such instruments; and (iii) copies of the certificates of formation (and all prior merger or conversion, as the case may be, documentation) and the operating agreement of HOS-IV.

                  (D) Copies of (i) all charter agreements, if any, relating to the Additional HOS Vessels, (ii) Certificates of Documentation for the Additional HOS Vessels, and (iii) vessel abstracts for the Additional HOS Vessels showing no recorded Lien thereon.

                  (E) Evidence that the insurance required to be maintained under the Loan Documents with respect to the Additional HOS Vessels has been obtained and is in full force and effect.

                  (F) Evidence that the Guarantor has received at least $20,000,000 (including without limitation up to $6,000,000 from the Person selling the HOS-IV Vessels to HOS-IV) for additional equity from the issuance of Guarantor's common stock or signed and binding subscription agreements to purchase such equity, in each case from qualified investors, as contemplated by the Guarantor's Confidential Private Offering Memorandum dated May 30, 2003.

                  (G) Current surveys of the Additional HOS Vessels from the Surveyor to the Agent showing an orderly liquidation value of at least $25,000,000.

                  (H) A Draw Request Certificate from the Borrowers to borrow up to $40,000,000 for the purpose of lending such loan proceeds to HOS-IV, which in turn shall be used by HOS-IV for the acquisition of the HOS-IV Vessels.

                  (I) Vessel abstracts for the HOS-IV Vessels showing no recorded Lien thereon other than any Lien that is to be satisfied contemporaneously with the acquisition thereof by HOS-IV.

                  (J) A copy of the supplemental indenture and related documents referred to in Section 6(c) hereof, duly executed by all parties thereto.

         5. By its consent to this Amendment, in addition to otherwise accepting and agreeing to the terms and conditions of this Amendment, Guarantor specifically reaffirms, confirms and acknowledges Guarantor's indebtedness, liabilities and obligations to Agent and Banks under and in connection with the Guaranty.

         6. (a) Borrowers represent and warrant to Agent and Banks that no Default or Event of Default exists under the Credit Agreement.

            (b) Borrowers acknowledge and agree in favor of Agent and Banks that notwithstanding their representation and warranty set forth in the immediately preceding subsection (a), to the extent that there is any Default or Event of Default under the Credit Agreement, the execution and delivery (and acceptance) of this Amendment by Agent and Banks shall not constitute or be deemed to constitute in any respect a waiver of any such Default or Event of Default.

            (c) Borrowers and, by their consent to this Amendment, Guarantor and HOS-IV acknowledge, agree, confirm, declare, represent and warrant to Agent and Banks that all of their respective representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct on the date hereof and on the date of the effectiveness of this Amendment determined in accordance with Section 4 hereof (other than those representations and warranties that are, by their specific terms, limited in application to a specific date before the date of this Amendment); provided, that insofar as this representation and warranty relates to the date of the execution and delivery of this Amendment, Guarantor has not yet provided to the Indenture Trustee a supplemental indenture and related documents that are required under the Indenture notifying the Indenture Trustee that HOS-IV is a guarantor of the Indenture Obligations, but Guarantor will have done so by the date of the effectiveness of this Amendment determined in accordance with Section 4 hereof. Without limiting the generality of the foregoing, Borrowers, Guarantor and HOS-IV represent and warrant to Agent and Banks that Borrowers, Guarantor and HOS-IV have reviewed the Indenture and are satisfied that each Borrower's, Guarantor's and HOS-IV's execution, delivery and performance of this Amendment and the other documents provided in connection herewith will not violate any provision of the Indenture.

         7. This Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana.

         8. This Amendment may be executed in one or more counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

         IN WITNESS WHEREOF, Borrowers, Banks and Agent have executed and delivered this Amendment on the date first above written.

                                      HORNBECK OFFSHORE SERVICES, LLC


                                      By:  /s/ TODD M. HORNBECK
                                           Name:  Todd M. Hornbeck
                                           Title: President and Chief Executive
                                                  Officer


                                      HORNBECK OFFSHORE TRANSPORTATION, LLC
                                      (f/k/a LEEVAC Marine, LLC)


                                      By:  /s/ TODD M. HORNBECK
                                           Name:  Todd M. Hornbeck
                                           Title: President and Chief Executive
                                                  Officer


                                      HIBERNIA NATIONAL BANK, as Agent


                                      By:  /s/ STEPHEN H. BIRNBAUM
                                           -------------------------------------
                                           Name: Stephen H. Birnbaum
                                           Title: Vice President


                                      HIBERNIA NATIONAL BANK, as a Bank


                                      By:  /s/ STEPHEN H. BIRNBAUM
                                           -------------------------------------
                                           Name: Stephen H. Birnbaum
                                           Title: Vice President


                                      FORTIS CAPITAL CORP.


                                      By:  /s/ C. TURTON
                                           -------------------------------------
                                           Name: C. Turton
                                           Title: Managing Director

                                      By:  /s/ CHR. TOBIAS BACKER
                                           -------------------------------------
                                           Name: Chr. Tobias Backer
                                           Title: Vice President


                                      SOUTHWEST BANK OF TEXAS, N.A.


                                      By:  /s/ EDWARD K. BOWDON
                                           Name:  Edward K. Bowdon
                                           Title: Vice President


                      [Signatures continued on next page.]

ACCEPTED AND AGREED TO:

HORNBECK OFFSHORE SERVICES, INC.
(f/k/a HORNBECK-LEEVAC Marine Services, Inc.)


By:  /s/ TODD M. HORNBECK
     Name:  Todd M. Hornbeck
     Title: President and Chief Executive
            Officer


HOS-IV, LLC


By:  /s/ TODD M. HORNBECK
     Name:  Todd M. Hornbeck
     Title: President and Chief Executive
            Officer

                                   SCHEDULE 1

                            COMMITMENTS OF THE BANKS



                                                                                        Borrowing Base
                                                    Credit Commitment                       Credit
Name and Address of Bank                                 of Bank                      Commitment of Bank
------------------------                            -----------------                 ------------------
Hibernia National Bank                               $20,000,000.00                     $20,000,000.00
303 Carondelet Street
New Orleans, LA  70130
Attn: Mr. Gary Culbertson

Fortis Capital Corp.                                 $20,000,000.00                     $20,000,000.00
Three Stamford Plaza
301 Tresser Boulevard
Stamford, CT  06901
Attn: Mr. Tobias Backer

Southwest Bank of Texas, N.A.                        $10,000,000.00                     $10,000,000.00
5 Post Oak Park
4400 Post Oak Parkway
Houston, TX  77027
Attn: Mr. Edward Bowdon